Exhibit 99.1

AMEDISYS REPORTS FOURTH QUARTER AND YEAR END 2017 FINANCIAL RESULTS

ISSUES 2018 GUIDANCE

BATON ROUGE, Louisiana (February 27, 2018) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three month period and year ended December 31, 2017.

Three Month Periods Ended December 31, 2017 and 2016

•	Net service revenue increased $37.9 million to $404.2 million compared to $366.3 million in 2016.

•	Net loss attributable to Amedisys, Inc. of $3.8 million which is inclusive of a $21.4 million reduction in net income as a result of the enactment of H.R. 1 (Tax Cuts and Jobs Act), compared to net income attributable to Amedisys, Inc. of $8.9 million in 2016.

•	Net loss attributable to Amedisys, Inc. per diluted share of $0.11 compared to net income attributable to Amedisys, Inc. of $0.26 in 2016.

Adjusted Quarterly Results*

•	Adjusted EBITDA of $37.1 million compared to $30.5 million in 2016.

•	Adjusted net service revenue of $404.2 million compared to $365.1 million in 2016.

•	Adjusted net income attributable to Amedisys, Inc. of $ 19.4 million compared to $15.0 million in 2016.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $0.56 compared to $0.44 in 2016.

Years Ended December 31, 2017 and 2016

•	Net service revenue increased $96.2 million to $1,533.7 million compared to $1,437.4 million in 2016.

•	Net income attributable to Amedisys, Inc. of $30.3 million which is inclusive of a $21.4 million reduction in net income as a result of the enactment of H.R. 1 (Tax Cuts and Jobs Act), compared to $37.3 million in 2016.

•	Net income attributable to Amedisys, Inc. per diluted share of $0.88 compared to $1.10 in 2016.

Adjusted Year End Results*

•	Adjusted EBITDA of $142.2 million compared to $109.9 million in 2016.

•	Adjusted net service revenue of $1,540.2 million compared to $1,437.3 million in 2016.

•	Adjusted net income attributable to Amedisys, Inc. of $75.9 million compared to $52.2 million in 2016.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $2.21 compared to $1.55 in 2016.

*	See pages 12 and 13 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.

Paul B. Kusserow, President and Chief Executive Officer stated, “I am extremely pleased with the results that our team delivered during the fourth quarter and in 2017. We demonstrated solid growth across all three line of business, continued to improve our position as an industry leader in clinical quality and realized the efficiencies that we promised to our stakeholders in early 2016; all of which helped deliver significant increases in revenue, EBITDA and earnings per share. Entering 2018, we remain focused on our four strategic areas of focus: clinical distinction, employer of choice, operational efficiency and driving growth. As a result of our efforts in the last few years, we have a strong balance sheet and will look to deploy capital to expand our businesses and continue our dedication to deliver value to our patients, referral sources, and, ultimately, our shareholders.”

2018 Guidance

•	Net service revenue is anticipated to be in the range of $1.60 billion to $1.64 billion.

•	Adjusted EBITDA is anticipated to be in the range of $158 million to $163 million.

•	Adjusted diluted earnings per share is anticipated to be in the range of $2.97 to $3.08 based on an estimated 34.85 million shares outstanding.

This guidance excludes the effects of any future acquisitions, if any are made.

We urge caution in considering the current trends and 2018 guidance disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends and guidance are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.

Earnings Call and Webcast Information

Amedisys will host a conference call on Wednesday, February 28, 2018, at 12:00 p.m. ET to discuss its fourth quarter and year end results. To participate on the conference call, please call before 12:00 p.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through March 28, 2018 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13676051.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures

This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income (loss) attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted net income attributable to Amedisys, Inc., defined as net income (loss) attributable to Amedisys, Inc. excluding certain items; and (4) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional information

Amedisys, Inc. (the “Company”) is a leading healthcare at home Company delivering personalized home health, hospice and personal care. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care; recovery and rehabilitation after an operation or injury; care focused on empowering them to manage a chronic disease; or hospice care at the end of life. More than 3,000 hospitals and 59,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With 17,900 employees, in 421 care centers in 34 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 369,000 patients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the healthcare industry, our ability to integrate our personal care segment into our business efficiently, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services by federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate, manage and keep our information systems secure, our ability to comply with requirements stipulated in our corporate integrity agreement and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	David Castille	Kendra Kimmons
	Managing Director, Treasury/Finance	Vice President, Marketing & Communications
	(855) 259-2046	(225) 299-3720
	IR@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands, except per share data)

	For the Three Month Period Ended December 31,		For the Year Ended December 31,
	2017	2016	2017	2016
	(Unaudited)
Net service revenue	$404,238	$366,296	$1,533,680	$1,437,454
Cost of service, excluding depreciation and amortization	238,534	212,589	900,726	833,055
General and administrative expenses:
Salaries and benefits	79,406	75,902	305,938	306,981
Non-cash compensation	4,507	3,845	16,295	16,401
Other	39,757	45,097	159,980	180,048
Provision for doubtful accounts	6,981	5,855	25,059	19,519
Depreciation and amortization	3,984	5,016	17,123	19,678
Asset impairment charge	1,323	4,432	1,323	4,432
Securities Class Action Lawsuit settlement, net	—	—	28,712	—

Operating expenses	374,492	352,736	1,455,156	1,380,114

Operating income	29,746	13,560	78,524	57,340
Other income (expense):
Interest income	54	30	158	75
Interest expense	(1,431)	(1,613)	(5,031)	(5,164)
Equity in earnings from equity method investments	232	1,986	3,381	5,588
Miscellaneous, net	487	621	3,769	3,727

Total other income (expense), net	(658)	1,024	2,277	4,226

Income before income taxes	29,088	14,584	80,801	61,566
Income tax expense	(32,794)	(5,612)	(50,118)	(23,935)

Net income (loss)	(3,706)	8,972	30,683	37,631
Net income attributable to noncontrolling interests	(142)	(55)	(382)	(370)

Net income (loss) attributable to Amedisys, Inc.	$(3,848)	$8,917	$30,301	$37,261

Basic earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$(0.11)	$0.27	$0.90	$1.12
Weighted average shares outstanding	33,898	33,365	33,704	33,198
Diluted earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$(0.11)	$0.26	$0.88	$1.10
Weighted average shares outstanding	33,898	33,866	34,304	33,741

AMEDISYS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(Amounts in thousands, except share data)

	December 31, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$86,363	$30,197
Patient accounts receivable, net of allowance for doubtful accounts of $20,866 and $17,716	201,196	166,056
Prepaid expenses	7,329	7,397
Other current assets	16,268	11,260

Total current assets	311,156	214,910
Property and equipment, net of accumulated depreciation of $146,814 and $138,650	31,122	36,999
Goodwill	319,949	288,957
Intangible assets, net of accumulated amortization of $30,610 and $27,864	46,061	46,755
Deferred income taxes	56,064	107,940
Other assets, net	49,130	38,468

Total assets	$813,482	$734,029

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$25,384	$30,358
Payroll and employee benefits	89,936	82,480
Accrued expenses	89,104	63,290
Current portion of long-term obligations	10,638	5,220

Total current liabilities	215,062	181,348
Long-term obligations, less current portion	78,203	87,809
Other long-term obligations	3,791	3,730

Total liabilities	297,056	272,887

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 35,747,134 and 35,253,577 shares issued; and 33,964,767 and 33,597,215 shares outstanding	35	35
Additional paid-in capital	568,780	537,472
Treasury stock at cost, 1,782,367 and 1,656,362 shares of common stock	(53,713)	(46,774)
Accumulated other comprehensive income	15	15
Retained earnings (deficit)	204	(30,545)

Total Amedisys, Inc. stockholders’ equity	515,321	460,203
Noncontrolling interests	1,105	939

Total equity	516,426	461,142

Total liabilities and equity	$813,482	$734,029

AMEDISYS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING, NET

(Amounts in thousands, except statistical information)

	For the Three Month Period Ended December 31,		For the Year Ended December 31,
	2017	2016	2017	2016
	(Unaudited)
Cash Flows from Operating Activities:
Net income (loss)	$(3,706)	$8,972	$30,683	$37,631
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	3,984	5,016	17,123	19,678
Provision for doubtful accounts	6,981	5,855	25,059	19,519
Non-cash compensation	4,507	3,845	16,295	16,401
401(k) employer match	2,207	1,741	8,754	6,875
Write-off of investment	—	196	—	196
Loss on disposal of property and equipment	22	26	—	582
Deferred income taxes	34,950	5,858	52,178	24,547
Equity in earnings from equity method investments	(232)	(1,986)	(3,381)	(5,588)
Amortization of deferred debt issuance costs	180	185	735	740
Return on equity investment	665	2,410	5,321	4,323
Asset impairment charge	1,323	4,432	1,323	4,432
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	(30,807)	(9,412)	(59,731)	(55,519)
Other current assets	956	3,361	(4,940)	4,231
Other assets	(547)	494	(12,749)	(11,415)
Accounts payable	2,587	(3,338)	(2,843)	3,970
Accrued expenses	9,259	1,482	31,843	(7,618)
Other long-term obligations	(140)	(576)	61	(726)

Net cash provided by operating activities	32,189	28,561	105,731	62,259

Cash Flows from Investing Activities:
Proceeds from sale of deferred compensation plan assets	—	—	622	230
Proceeds from sale of property and equipment	131	—	249	—
Purchases of property and equipment	(1,633)	(2,215)	(10,707)	(15,717)
Purchase of investments	(40)	(290)	(476)	(1,040)
Acquisitions of businesses, net of cash acquired	(9,587)	(4,144)	(33,715)	(35,522)

Net cash used in investing activities	(11,129)	(6,649)	(44,027)	(52,049)

Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options and warrants	340	—	4,554	—
Proceeds from issuance of stock to employee stock purchase plan	584	665	2,382	2,483
Shares withheld upon stock vesting	(485)	—	(6,939)	—
Tax benefit from stock options exercised and restricted stock vesting	—	—	—	7,241
Non-controlling interest distribution	—	(45)	(216)	(329)
Proceeds from revolving line of credit	—	6,000	—	134,500
Repayments of revolving line of credit	—	(6,000)	—	(134,500)
Principal payments of long-term obligations	(1,250)	(1,250)	(5,319)	(5,000)
Purchase of company stock	—	—	—	(12,315)
Assets contributed to equity investment	—	—	—	405

Net cash used in financing activities	(811)	(630)	(5,538)	(7,515)

Net increase in cash and cash equivalents	20,249	21,282	56,166	2,695
Cash and cash equivalents at beginning of period	66,114	8,915	30,197	27,502

Cash and cash equivalents at end of period	$86,363	$30,197	$86,363	$30,197

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$509	$621	$2,697	$2,897

Cash paid for income taxes, net of refunds received	$—	$(3)	$315	$755

Days revenue outstanding, net (1)	44.0	40.2	44.0	40.2

(1) Our calculation of days revenue outstanding, net at December 31, 2017 and 2016 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three month periods ended December 31, 2017 and 2016, respectively.

AMEDISYS, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Amounts in millions, except statistical information)

(Unaudited)

Segment Information - Home Health

	For the Three Month Period Ended December 31,
	2017	2016
Financial Information (in millions):
Medicare	$205.0	$203.2
Non-Medicare	82.3	65.1

Net service revenue	287.3	268.3
Cost of service	174.9	160.1

Gross margin	112.4	108.2
Provision for doubtful accounts	5.4	3.1
Asset impairment charge	1.3	—
Other operating expenses	71.3	69.6

Operating income	$34.4	$35.5

Same Store Growth (1):
Medicare revenue	2%	(1%)
Non-Medicare revenue	26%	(2%)
Medicare admissions	(2%)	2%
Total Episodic admissions	2%	4%
Total Episodic volume	5%	3%
Total admissions	3%	-%

Key Statistical Data - Total (2):
Medicare:
Admissions	46,421	47,637
Recertifications	27,896	25,628

Total volume	74,317	73,265

Completed episodes	73,037	71,855
Visits	1,273,435	1,230,434
Average revenue per completed episode (3)	$2,858	$2,851
Visits per completed episode (4)	17.6	17.2

Non-Medicare:
Admissions	27,421	24,309
Recertifications	12,415	9,673
Visits	619,745	501,215
Total (2):
Visiting Clinician Cost per Visit	$83.88	$83.46
Clinical Manager Cost per Visit	$8.49	$9.01

Total Cost per Visit	$92.37	$92.47

Visits	1,893,180	1,731,649

	For the Year Ended December 31,
	2017	2016
Financial Information (in millions):
Medicare	$793.3	$822.4
Non-Medicare	308.5	263.1

Net service revenue	1,101.8	1,085.5
Cost of service	670.9	643.7

Gross margin	430.9	441.8
Provision for doubtful accounts	17.9	13.8
Asset impairment charge	1.3	—
Other operating expenses	281.9	289.4

Operating income	$129.8	$138.6

Same Store Growth (1):
Medicare revenue	(4%)	2%
Non-Medicare revenue	17%	8%
Medicare admissions	(2%)	3%
Total Episodic admissions	1%	4%
Total Episodic volume	3%	3%
Total admissions	2%	2%

Key Statistical Data - Total (2):
Medicare:
Admissions	190,132	194,662
Recertifications	106,774	103,193

Total volume	296,906	297,855

Completed episodes	290,227	289,862
Visits	5,067,436	5,124,002
Average revenue per completed episode (3)	$2,823	$2,839
Visits per completed episode (4)	17.3	17.5

Non-Medicare:
Admissions	107,665	98,448
Recertifications	46,364	38,618
Visits	2,347,363	2,050,975

Total (2):
Visiting Clinician Cost per Visit	$82.04	$81.18
Clinical Manager Cost per Visit	$8.44	$8.53

Total Cost per Visit	$90.48	$89.71

Visits	7,414,799	7,174,977

(1) Same store information represents the percent increase (decrease) in our Medicare and Non-Medicare revenue, admissions or volume for the period as a percent of the Medicare and Non-Medicare revenue, admissions or volume of the prior period.

(2) Total includes acquisitions.

(3) Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care.

(4) Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Segment Information - Hospice

	For the Three Month Period Ended December 31,
	2017	2016
Financial Information (in millions):
Medicare	$92.7	$80.7
Non-Medicare	5.5	4.5

Net service revenue	98.2	85.2
Cost of service	49.9	43.0

Gross margin	48.3	42.2
Provision for doubtful accounts	1.0	2.7
Other operating expenses	20.8	18.7

Operating income	$26.5	$20.8

Same Store Growth (1):
Medicare revenue	14%	14%
Non-Medicare revenue	20%	(7%)
Hospice admissions	8%	16%
Average daily census	12%	13%
Key Statistical Data - Total (2):
Hospice admissions	6,371	5,769
Average daily census	7,162	6,318
Revenue per day, net	$149.12	$146.56
Cost of service per day	$75.74	$73.91
Average discharge length of stay	96	99

	For the Year Ended December 31,
	2017	2016
Financial Information (in millions):
Medicare	$350.7	$297.7
Non-Medicare	20.3	18.3

Net service revenue	371.0	316.0
Cost of service	184.8	163.1

Gross margin	186.2	152.9
Provision for doubtful accounts	5.9	5.5
Other operating expenses	77.5	71.5

Operating income	$102.8	$75.9

Same Store Growth (1):
Medicare revenue	17%	15%
Non-Medicare revenue	10%	9%
Hospice admissions	11%	17%
Average daily census	15%	16%
Key Statistical Data -Total (2):
Hospice admissions	25,381	22,526
Average daily census	6,820	5,912
Revenue per day, net	$149.04	$146.05
Cost of service per day	$74.25	$75.36
Average discharge length of stay	93	96

(1) Same store information represents the percent increase (decrease) in our Medicare and Non-Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare and Non-Medicare revenue, Hospice admissions or average daily census of the prior period.

(2) Total includes acquisitions.

Segment Information - Personal Care

	For the Three Month Period Ended December 31,
	2017	2016
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	18.7	12.7

Net service revenue	18.7	12.7
Cost of service	13.7	9.5

Gross margin	5.0	3.2
Provision for doubtful accounts	0.6	0.1
Other operating expenses	4.4	2.8

Operating income	$0.0	$0.3

Key Statistical Data:
Billable hours	782,140	548,703
Clients served	12,693	7,392
Shifts	365,360	245,535
Revenue per hour	$23.94	$23.16
Revenue per shift	$51.26	$51.75
Hours per shift	2.1	2.2

	For the Year Ended December 31,
	2017	2016
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	60.9	35.9

Net service revenue	60.9	35.9
Cost of service	45.0	26.3

Gross margin	15.9	9.6
Provision for doubtful accounts	1.3	0.2
Other operating expenses	13.8	7.9

Operating income	$0.8	$1.5

Key Statistical Data:
Billable hours	2,604,794	1,539,093
Clients served	16,826	10,219
Shifts	1,195,511	696,956
Revenue per hour	$23.37	$23.32
Revenue per shift	$50.92	$51.49
Hours per shift	2.2	2.2

Segment Information - Corporate

	For the Three Month Period Ended December 31,
	2017	2016
Financial Information (in millions):
Other operating expenses	$28.3	$35.5
Depreciation and amortization	2.9	3.1

Total operating expenses before asset impairment charge	31.2	38.6
Asset impairment charge	—	4.4

Total operating expenses	$31.2	$43.0

	For the Year Ended December 31,
	2017	2016
Financial Information (in millions):
Other operating expenses	$113.7	$141.9
Depreciation and amortization	12.5	12.4

Total operating expenses before asset impairment charge and Securities Class Action Lawsuit settlement, net	126.2	154.3
Asset impairment charge	—	4.4
Securities Class Action Lawsuit settlement, net	28.7	—

Total operating expenses	$154.9	$158.7

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

(Amounts in thousands)

(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”):

	For the Three Month Period Ended December 31,		For the Year Ended December 31,
	2017	2016	2017	2016
Net income (loss) attributable to Amedisys, Inc.	$(3,848)	$8,917	$30,301	$37,261
Add:
Income tax expense	32,794	5,612	50,118	23,935
Interest expense, net	1,377	1,583	4,873	5,089
Depreciation and amortization	3,984	5,016	17,123	19,678
Certain items (1)	24,414	9,999	61,429	24,559
Interest component of certain items (1)	(168)	(625)	(263)	(625)
Tax component of certain items (1)	(21,424)	—	(21,424)	—

Adjusted EBITDA (2) (6)	$37,129	$30,502	$142,157	$109,897

Adjusted Net Service Revenue Reconciliation:

	For the Three Month Period Ended December 31,		For the Year Ended December 31,
	2017	2016	2017	2016
Net service revenue	$404,238	$366,296	$1,533,680	$1,437,454
Add:
Certain items (1)	—	(1,149)	6,506	(201)

Adjusted net service revenue (3) (6)	$404,238	$365,147	$1,540,186	$1,437,253

Adjusted Net Income Attributable to Amedisys, Inc. Reconciliation:

	For the Three Month Period Ended December 31,		For the Year Ended December 31,
	2017	2016	2017	2016
Net income (loss) attributable to Amedisys, Inc.	$(3,848)	$8,917	$30,301	$37,261
Add:
Certain items (1)	23,233	6,114	45,627	14,923

Adjusted net income attributable to Amedisys, Inc. (4) (6)	$19,385	$15,031	$75,928	$52,184

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share:

	For the Three Month Period Ended December 31,		For the Year Ended December 31,
	2017	2016	2017	2016
Net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share	$(0.11)	$0.26	$0.88	$1.10
Add:
Certain items (1)	0.67	0.18	1.33	0.44

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (5) (6)	$0.56	$0.44	$2.21	$1.55

(1)	The following details the certain items for the three month periods and years ended December 31, 2017 and 2016:

Certain Items:

	For the Three Month Period Ended December 31, 2017	For the Year Ended December 31, 2017
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Florida ZPIC audit	$—	$6,506
Certain Items Impacting Operating Expenses:
Acquisition costs	48	1,025
Legal fees - non-routine	358	1,768
Securities Class Action Lawsuit settlement, net	—	28,712
Restructuring activity	648	2,318
Data center relocation	—	940
Asset impairment	1,323	1,323
Certain Items Impacting Total Other Income (Expense):
Legal settlements	—	(2,014)
Miscellaneous, other (income) expense, net	613	(573)
Certain Items Impacting Income Tax Expense:
Remeasurement of deferred tax assets and liabilities	21,424	21,424

Total	$24,414	$61,429

Net of tax	$23,233	$45,627

Diluted EPS	$0.67	$1.33

	For the Three Month Period Ended December 31, 2016	For the Year Ended December 31, 2016
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Reduction of cost report reserve	$(1,149)	$(1,149)
Third party audit reserve	—	948
Certain Items Impacting Operating Expenses:
HCHB implementation	1,345	8,371
Acquisition costs	876	3,384
Legal fees - non-routine	543	1,992
Frontier litigation	2,479	2,979
Wage and Hour litigation	(119)	282
Asset impairment	4,432	4,432
Restructuring activity	1,976	7,645
Sales/use tax audit reserve	460	460
Disaster relief	129	467
Certain Items Impacting Total Other Income (Expense):
Sales/use tax audit reserve	625	625
Legal settlements	(280)	(2,328)
Miscellaneous, other (income) expense, net	(1,318)	(3,549)

Total	$9,999	$24,559

Net of tax	$6,114	$14,923

Diluted EPS	$0.18	$0.44

(2)	Adjusted EBITDA is defined as net income (loss) attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items as described in footnote 1.
(3)	Adjusted net service revenue is defined as net service revenue plus certain items as described in footnote 1.
(4)	Adjusted net income attributable to Amedisys, Inc. is defined as net income (loss) attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(5)	Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income (loss) per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.
(6)	Adjusted EBITDA, adjusted net service revenue, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measure calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.